ARMANINO FOODS OF DISTINCTION, INC.
                            30588 San Antonio Street
                           Hayward, California 94544
                                (510) 441-9300

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 23, 2002

TO THE SHAREHOLDERS OF ARMANINO FOODS OF DISTINCTION, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Armanino Foods of Distinction, Inc., a Colorado corporation (the "Company"), will be held at the Clarion Hotel, 401 East Millbrae Avenue, Millbrae, California, on Thursday, May 23, 2002, at 10:30 a.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

     1. The election of seven (7) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. The ratification of the appointment of Pritchett, Siler & Hardy, P.C., as the Company's independent auditors;

     3.  The approval of the Company's 2002 Stock Option Plan.

     4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the no par value common stock of the Company of record at the close of business on April 16, 2002, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              WILLIAM J. ARMANINO, PRESIDENT
Hayward, California
April 16, 2002

















                       ARMANINO FOODS OF DISTINCTION, INC.
                            30588 San Antonio Street
                           Hayward, California 94544
                                 (510) 441-9300

                         ------------------------------
                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 23, 2002

                              GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Armanino Foods of Distinction, Inc., a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Clarion Hotel, 401 East Millbrae Avenue, Millbrae, California, on Thursday, May 23, 2002, at 10:30 a.m., Pacific Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about April 19, 2002.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's no par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on April 16, 2002, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On April 16, 2002, the Company had 3,238,408 shares of its no par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's no par value common stock owned beneficially, as of April 16, 2002, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director of the Company, Nominee for Director, and Executive Officer and by all Directors, Nominees for Director and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

   Name and Address              Amount and Nature of           Percent
 of Beneficial Owners            Beneficial Ownership           of Class
------------------------         --------------------           --------
William J. Armanino                    708,816  (1)               21.3%
30588 San Antonio Street
Hayward, CA 94544

John J. Micek, III                      99,852  (2)                3.0%
3600 West Bayshore
Palo Alto, CA  94303

Tino Barzie                             23,454  (3)                0.7%
10590 Wilshire Boulevard
Los Angeles, CA 90024

David Scatena                           71,890  (4)                2.2%
655 Mariner's Island Blvd.
Suite 304
San Mateo, CA  94404

Joseph F. Barletta                      50,000  (5)                1.5%
530 Westgate
Napa, CA  94558

Edmond J. Pera                          45,444  (6)                1.4%
30588 San Antonio Street
Hayward, CA  94544

Douglas R. Nichols                     206,040  (7)                6.4%
2603 Fairmount
Dallas, TX  75201

Linda A. Armanino                      708,816  (8)               21.3%
30588 San Antonio Street
Hayward, CA 94544

Pia Zadora                             200,000  (9)                6.2%
c/o Grant & Tani, Inc.
9100 Wilshire Blvd., Suite 100 West
Beverly Hills, CA 90212-3413

First London Securities Corp.          412,079                    12.7%
2603 Fairmount
Dallas, TX  75201

All Directors and Executive          1,205,496                    33.1%
Officers as a Group (7 Persons)
_________________

(1) Includes 273,270 shares held directly by the William J. Armanino Trust, of which Mr. Armanino is trustee; 48,960 shares held by Mr. Armanino as custodian for a minor child; 256,906 shares held by the Linda A. Armanino Trust, of which his wife, Linda A. Armanino, is trustee; and 48,960 shares held by Linda A. Armanino as custodian for a minor child. Also includes 40,000 shares underlying stock options held by Mr. Armanino and 40,000 shares underlying options held by Linda A. Armanino, which are exercisable within 60 days.

(2) Includes 70,000 shares underlying stock options exercisable within 60 days.

(3) Includes 20,000 shares underlying stock options exercisable within 60 days.

(4) Includes 1,890 shares held by the accounting firm of Polly, Scatena, Vasheresse & May of which Mr. Scatena is Managing Partner, and 70,000 shares underlying stock options exercisable within 60 days held by Mr. Scatena.

(5) Includes 50,000 shares underlying stock options held by Mr. Barletta exercisable within 60 days.

(6) Includes 6,000 shares held directly and 39,444 shares underlying stock options held by Mr. Pera exercisable within 60 days.

(7) Represents 50% of the 412,079 shares held by First London Securities Corporation. Mr. Nichols is a 50% shareholder of DGN Securities which owns 100% of First London Securities Corporation. Mr. Nichols disclaims beneficial ownership of any of the shares held by First London Securities Corporation.

(8) Includes 256,906 shares held directly by the Linda A. Armanino Trust, of which Mrs. Armanino is trustee; 48,960 shares held by Mrs. Armanino as custodian for minor children; 273,270 shares held by the William J. Armanino Trust, of which her husband, William J. Armanino, is trustee; and 48,960 shares held by William J. Armanino as custodian for a minor child. Also includes 40,000 shares underlying stock options held by Mrs. Armanino and 40,000 shares underlying options held by William J. Armanino, which are exercisable within 60 days.

(9) Includes 200,000 shares held directly by The Pia Zadora Living Trust of which Ms. Zadora is trustee.

                            ELECTION OF DIRECTORS

     The Board of Directors currently consists of seven members. The Board of Directors recommends the election as Directors of the seven (7) nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the seven current members of the present Board of Directors has been nominated for re-election. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                        Positions and Offices Held
       Name               Age             and Term as a Director
       ----               ---           --------------------------

William J. Armanino       74     President, Chief Executive Officer and
                                 Chairman of the Board and a Director
                                 since February 1988

John J. Micek, III        49     Director since February 1988

David Scatena             60     Director since February 1988 and Vice
                                 Chairman of the Board since February 1999

Tino Barzie               74     Director since June 1988

Joseph F. Barletta        65     Director since December 1999

Edmond J. Pera            61     Secretary, Treasurer, Chief Financial
                                 Officer and Director since August 2000

Douglas R. Nichols        49     Director since June 2001

     There is currently no family relationship between any Director or Executive Officer of the Company.

     The Company has no Nominating Committee, but does have a Compensation Committee, an Audit Committee and a Strategic Finance Committee.

     The Compensation Committee presently consists of David Scatena, John J. Micek, III and Joseph F. Barletta. The Compensation Committee reviews the compensation arrangements for each of the Company's Executive Officers and makes recommendations to the Board of Directors. During 2001, this committee held four (4) meetings.

     The Audit Committee presently consists of John J. Micek, III, Joseph F. Barletta and Edmond J. Pera. The Audit Committee reviews audit plans, reports on material changes in accounting principles and audit reports. During 2001, the Audit Committee met four (4) times with the Company's Executive Officers and independent auditors.

     The Strategic Finance Committee presently consists of John J. Micek, III, Tino Barzie and Joseph F. Barletta. The Strategic Finance Committee assists management in developing overall corporate strategies designed to maximize corporate growth and profitability resulting in increased shareholder value, as well as assists in the financial direction of the Company's investments. During 2001, the Strategic Finance Committee held three (3) meetings.

     Set forth below are the names of all directors, nominees for director and executive officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

     WILLIAM J. ARMANINO   PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF
THE BOARD. Mr. Armanino has been President, Chief Executive Officer and a Director of the Company since February 1988, and served in these capacities for the Company's wholly owned subsidiary from January 1987, until it was merged into the Company in December 1990. In April of 1990, Mr. Armanino was elected to be Chairman of the Board of Directors of Armanino Foods of Distinction. From August of 1990 to June 1998, Mr. Armanino also served as Treasurer of the Company. He was also Chief Financial Officer of the Company from September 1989 until March 2000. Since May 1995, he has also served as President, and since March 1996 he has also served as Chief Financial Officer
of AFDI, Inc., a wholly-owned subsidiary of the Company.   From May 1996 to
December 1997, until it was merged into the Company, Mr. Armanino has also served as President and Chief Financial Officer of Alborough, Inc., d/b/a Emilia Romagna. In 1957, he and his father founded G. Armanino & Sons, Inc., and its principal subsidiary, Armanino Farms of California, which developed into an international business specializing in growing, processing and merchandising of fresh frozen and freeze dried herbs, spices and vegetables. In December 1986, most of this business was sold to and became a subsidiary of McCormick & Company, which is publicly-held, but Mr. Armanino remained as the Chairman of the Board of Directors of that subsidiary of McCormick & Company until December 1989. Mr. Armanino also established the business of manufacturing and marketing frozen pasta sauces as part of G. Armanino & Sons, Inc. in 1978. This business was acquired by the Company's subsidiary in January 1987. Mr. Armanino devotes substantially all of his time to the business of the Company.

     JOHN J. MICEK III -- DIRECTOR. Mr. Micek has been a Director of the Company since February 1988. He also served as a director of the Company's wholly owned subsidiary from May 1987 until it was merged into the Company in December 1990, and was a Vice President of the Company from September 1989 to December 1993. From February 1988 to December 31, 1988, he served as General Counsel and Chief Financial Officer for the Company, and served in these capacities for the Company's wholly owned subsidiary from May 1987 to December 31, 1988. From July 1997, Mr. Micek served as Chief Operating Officer for Protozoa, Inc. in San Francisco, California. From April 1994 to February 1997, Mr. Micek was General Counsel for Enova Systems, Inc. in San Francisco, California. From January 1989 to March 1994, Mr. Micek practiced law and served as a consultant to the Company on corporate finance matters. Since September 1998, Mr. Micek has been President of Universal Assurors, Inc., a member company of Universal Group, Inc., a midwest group of insurance companies. Since April 2001, he has also been managing Director of Silicon Prairie Partners, L.P., a venture fund. He also serves as a Director of Universal Group, Inc. Mr. Micek is also a Director of Burst.com, a publicly-held company, and Pelion Systems, Inc., of Boulder, Colorado. He received a Bachelor of Arts degree in History from the University of Santa Clara in 1974 and a Juris Doctorate from the University of San Francisco School of Law in 1979.

     DAVID SCATENA   VICE CHAIRMAN OF THE BOARD.  Mr. Scatena has been Vice
Chairman of the Board since February 1999, and has been a Director of the
Company since February 1988.   He was also a Director of the Company's wholly
owned subsidiary from January 1987, until it was merged into the Company in December 1990. He also served as Treasurer of the Company from February 1988 to January 1989, and of its wholly owned subsidiary from January 1987 to January 1989. From May 1996 to December 1997, until it was merged into the Company, Mr. Scatena also served as a director of Alborough, Inc., d/b/a Emilia Romagna, which is a wholly-owned subsidiary of the Company. He is Managing Partner of Polly, Scatena, Vasheresse & May, a Certified Public

Accounting firm in San Mateo, California, where he has practiced as a Certified Public Accountant for over 20 years. Mr. Scatena received a Bachelor of Science Degree from the University of San Francisco in 1964.

     TINO BARZIE   DIRECTOR.  Mr. Barzie has been a Director of the Company
and was a Director of its wholly owned subsidiary from June 1988, until it was merged into the Company in December 1990. Mr. Barzie has been involved in the entertainment profession for nearly 50 years. Currently and in addition to the preceding, he is Personal Manager and Producer to Frankie Randall. He is also President of Tin-Bar Amusement Corporation. During his career, Mr. Barzie has been Manager for several entertainers including Tommy Dorsey, Jimmy Dorsey, Jackie Gleason, Pia Zadora, Paul Anka, and Frank Sinatra. Mr. Barzie also played baseball for the Boston Red Sox for several seasons and was co-owner of several Red Sox and Phillies farm teams.

     JOSEPH F. BARLETTA -- DIRECTOR. Mr. Barletta has been a Director since December 1999. Mr. Barletta previously served as a Director of the Company from February 1988 until May 1994, and of its wholly owned subsidiary from May 1987 until it was merged into the Company in December 1990. Mr. Barletta is an attorney and media business consultant with offices in San Francisco and Napa Valley, California. He has served as chief executive officer or chief operating officer of six companies in the media industry including TV Guide magazine, San Francisco Newspaper Agency, New York Daily News, Freedom Communications, Thomson Newspapers and Murdoch Magazines. He also was an officer of the Chicago Tribune, an executive with the Wall Street Journal and served as Public Utilities Commissioner for the City of San Francisco, California. Mr. Barletta is a Director of Lebhar-Friedman, Inc., an international publishing company. Mr. Barletta received a Bachelor of Arts Degree from Marietta College in 1959 and a Juris Doctorate from Duquesne University School of Law in 1963.

     EDMOND J. PERA -- SECRETARY, TREASURER, CHIEF FINANCIAL OFFICER AND DIRECTOR. Mr. Pera has been Secretary, Treasurer and Chief Financial Officer of the Company since March 2000 and a Director since August 2000. Since 1991, Mr. Pera has been the sole owner of Pera Management Consulting, a consulting firm specializing in start-ups, restructuring and reorganization, finances, etc. The consulting service consists of Mr. Pera being a part-time CEO or CFO of various business; however, he presently only holds one office, that being with the Company. From 1999 to February 2000, Mr. Pera was a consultant to the Company in the area of finance and shareholder relations. From 1982 to 1991, Mr. Pera was President and CEO of Advanced Communications, which manufactured and marketed electronic mail equipment. From 1967 to 1982, Mr. Pera was employed by Levi Strauss & Company, a leading manufacturer of clothing apparel, where he served in increasingly responsible positions, the latter of which was Division General Manager of Levi's Canada/Latin American division. Mr. Pera received a Bachelor of Science Degree in Commerce from Santa Clara University in Santa Clara, California in 1962. Mr. Pera devotes 30 hours per week to the business of the Company.

     DOUGLAS R. NICHOLS -- DIRECTOR. Mr. Nichols as been a Director since June 2001. Since March 1991, Mr. Nichols has served as President of First London Securities Corporation, a NASD member firm providing investment banking services. From 1989 to 1991, Mr. Nichols was a Vice President with the Dallas, Texas office of Smith Barney, and from 1986 to 1989, was a broker with the Dallas branch of Shearson Lehman Brothers. In addition, Mr. Nichols is President and a 50% shareholder of DGN Securities, a NASD member firm. DGN Securities owns 100% of First London Securities Corporation. He also serves as a Director of Railamerica, a publicly held company. Mr. Nichols received his Bachelor of Arts degree from Allegheny College in 1974 and received his license as a Certified Public Accountant in Pennsylvania in 1980, however, his license is not current at this time.

     The Company's Board of Directors held eight (8) meetings during the year ended December 31, 2001. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and its Committees during the time each such Director was a member of the Board or of any Committee of the Board.

     The Company's executive officers hold office until the next annual meeting of directors of the Company, which currently is scheduled for May 23, 2002. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company.

     No event occurred during the past five years which is material to an evaluation of the ability or integrity of any Director or person nominated to be Director or Executive Officer of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain representations, no persons who were either a director, officer, or beneficial owner of more than 10% of the Company's common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.


                                 COMPENSATION

     The following tables set forth information regarding executive compensation for the Company's President and Chief Executive Officer and each other executive officer who received total annual salary and bonus in excess of $100,000 for any of the years ended December 31, 2001, 2000 or 1999.

                                    SUMMARY COMPENSATION TABLE

                                                                     LONG TERM COMPENSATION
                                                                  ----------------------------
                                    ANNUAL COMPENSATION                AWARDS          PAYOUTS
                                ----------------------------      -------------------  -------
                                                                          SECURI-
                                                                          TIES
                                                                          UNDERLY-
                                                     OTHER          RE-       ING                 ALL
                                                     ANNUAL         STRICTED  OPTIONS/            OTHER
NAME AND PRINCIPAL                                   COMPEN-        STOCK     SARs       LTIP     COMPEN-
POSITION              YEAR  SALARY       BONUS       SATION         AWARD(S)  (NUMBER)   PAYOUTS  SATION
------------------    ----  --------     -----       ------         --------  --------   -------  -------

William J. Armanino   2001  $180,000     $15,000     $27,691 (1)      -0-       -0-         -0-    $ 7,728 (2)
 President, Chief     2000  $180,000     $12,623     $23,926 (1)      -0-       -0-         -0-    $ 7,178 (2)
 Executive Officer    1999  $179,000     $12,238     $21,839 (1)      -0-       -0-         -0-    $ 6,657 (2)


Page 7




Robert P. Kraemer,    1999  $ 46,400       -0-         -0-            -0-       -0-         -0-      -0-
 Chief Operating
 Officer(3)

Michael K. Jarrett,   2000  $132,625 (5)   -0-       $ 9,831 (6)      -0-       -0-         -0-      -0-
 Senior Vice Presi-   1999  $127,000     $20,320     $13,967 (6)      -0-      20,000       -0-      -0-
 dent and Director
 Sales and Marketing (4)

Edmond J. Pera,       2001  $ 94,425     $12,000       -0-            -0-       -0-         -0-      -0-
 Secretary, Treasurer,
 CFO and Director
 -------------------

(1) For 2001, this amount includes $20,245 for automobile expense reim-bursement and $7,446 for 75% of Mr. Armanino's club memberships reimbursed to him. For 2000, the amount includes $16,865 for automobile expense reimbursement and $7,061 for 75% of Mr. Armanino's club member-ship reimbursed to him. For 1999, the amount includes $15,029 for automobile expense reimbursement and $6,810 for 75% of Mr. Armanino's club membership reimbursement to him.

(2) Represents amounts paid for premiums on a term life insurance policy for Mr. Armanino's benefit.

(3) Mr. Kraemer resigned on August 20, 1998. The salary amount shown includes consulting fees paid to him after that date.

(4) Mr. Jarrett resigned in March 2000.

(5) This amount represents salary of $31,534, professional fees of $60,000 and commissions of $41,091.

(6) This amount represents automobile expense reimbursement paid to Mr.
    Jarrett.

                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                                         SECURITIES
                                         UNDERLYING      VALUE OF UNEXER-
                    SHARES               UNEXERCISED     CISED IN-THE
                    ACQUIRED             OPTIONS         MONEY OPTIONS/
                    ON                   SARs AT FY-END  SARs AT FY-END
                    EXERCISE   VALUE     EXERCISABLE/    EXERCISABLE/
     NAME           (NUMBER)   REALIZED  UNEXERCISABLE   UNEXERCISABLE
     ----           --------   --------  --------------  ---------------

William J. Armanino   -0-        -0-     40,000/0        $23,500/$-0-
Robert P. Kraemer     -0-        -0-     50,000/0        $18,125/$-0-
Edmond J. Pera        -0-        -0-     39,444/20,556   $ 5,733/$3,467

     The Company presently has two Executive Officers: William J. Armanino, President, Chief Executive Officer and Chairman of the Board; and Edmond J. Pera, Secretary, Treasurer and Chief Financial Officer. The Company has an employment agreement only with Mr. Armanino.

     Effective January 1, 2000, the Company entered into a one (1) year employment agreement with William J. Armanino, which provides for a base salary of $180,000 per year. In addition, Mr. Armanino is entitled to receive a bonus of up to 25% of his base salary providing the Company achieves its Board of Directors approved sales and net income forecasts, as audited. Up to 50% of the maximum bonus may be earned if the sales forecast is achieved, and up to 50% of the maximum bonus may be earned if the net income before taxes and extraordinary items forecast is achieved. Mr. Armanino shall earn no bonus unless the Company achieves positive net income for the applicable year, except at the discretion of the Board of Directors. The Company has also agreed to reimburse Mr. Armanino for 75% of his cost belonging to certain clubs, which he uses for business purposes, and 100% of his expenses relating to an automobile. In the event of his death or disability, or if Mr. Armanino were to resign as a result of a change in control of the Company, he would then be entitled to receive as severance pay a sum equal to twelve (12) months' base salary plus bonus compensation, pro-rated for that portion of the year during which he was employed by the Company. If he were terminated for cause, Mr. Armanino would only be entitled to three months' base salary as severance pay. Effective January 1, 2001, the Company amended Mr. Armanino's employment agreement extending the term for a period of two (2) years, expiring on December 31, 2003. No other material changes were made.

     For purposes of this employment agreement, a "change in control" means
(i) consolidation or merger of the company or a subsidiary in which the Company is not the surviving entity or in which there is a change of ownership of more than fifty percent (50%) of the outstanding stock of the Company; (ii) the sale of substantially all of the assets of the Company; or (iii) a change in more than fifty percent (50%) of the directors of the Company. For purposes of this employment agreement, Mr. Armanino will be considered disabled if the is unable to perform his duties thereunder on a full-time basis for a continuous period of three (3) months.

     Edmond J. Pera presently devotes thirty (30) hours per week to the business of the Company. He is currently paid a salary of $117,000 per year, based on 75% of a full time rate of $156,000 per year. In the event that Mr. Pera is requested to increase the number of days he devotes to the Company, his salary will be proportionately increased. During 2000, he also participated in the Company's Incentive Compensation Program. For the year ended 2001, Mr. Pera was awarded a bonus at the direction of the Board of Directors. Mr. Pera does not have a bonus arrangement with the Company for 2002. A bonus, if any, to be awarded to Mr. Pera, shall be at the sole discretion of the Board of Directors.

     Effective September 15, 1997, the Company entered into a three-year agreement with Robert P. Kraemer, the Company's former Chief Operating Officer which provided for a base salary of $130,000 through March 14, 1998, then increased to $150,000 on March 15, 1998. This employment agreement was mutually terminated on August 20, 1998, in connection with Mr. Kraemer's resignation. Effective August 21, 1998, the Company entered into a Consulting Agreement with Mr. Kraemer, which ended in August 1999.

     Until March 2002, Members of the Board of Directors received a fee of $1,000 per meeting attended in person and $100 per hour or fraction thereof for time spent in preparation for meetings. Effective April 2002, the fee per meeting was increased to $2,000. Effective March 2002, the members of the Board of Directors receive a fee of $250 per telephonic board meeting.
Members of the committees of the Board of Directors are entitled to receive a fee of $100 per hour or fraction thereof for approved committee meetings.
They are also entitled to receive a fee of $50 per hour for travel time and reimbursement of reasonable travel expenses incurred by them in attending board or committee meetings. The hourly rates will be adjusted annually for inflation, however, no adjustments have been made to date.

     Except as disclosed below, the Company has no retirement, pension, profit sharing or other plans covering its Officers and Directors.

INCENTIVE COMPENSATION PLANS

     In March 1993, the Board of Directors established a Management Incentive Compensation Plan to provide an incentive to Officers and other senior management personnel who contribute substantially to the financial success of the Company as measured primarily by the achievement of certain profit goals for the year. The plan is reviewed and revised annually. In 1997, the Board of Directors established an Employee Incentive Compensation Plan which includes officers of the Company. However, it was not funded due to the fact that the Company did not meet the performance goals established, and no distributions were made under this plan.

     During 1999, the Company paid incentive compensation totaling $71,200 to all officers and employees of the Company, collectively, except for the former Senior Vice President and Director of Sales and Marketing, based on the Company achieving certain revenue and profit targets, and individually based on the accomplishment of specific personal objectives. Of this amount, $12,238 was distributed to William J. Armanino, President of the Company, as approved by the Compensation Committee.

     For 1999, the Board also adopted an Incentive Compensation arrangement for the former Senior Vice President and Director of Sales and Marketing achieving certain revenue and profit targets established by the Compensation Committee of the Board. As a result of having met the specific criteria under this arrangement, $20,320 was distributed to Michael K. Jarrett, a former officer, under this arrangement.

     For the year 2000, an Incentive Compensation Program for employees of the Company was established. The Company's President was not included in this program. The program was based on the Company achieving certain revenue and profit targets based on the forecasts approved by the Board of Directors and individually based on the accomplishment of specific personal objectives. For the fiscal year ended December 31, 2000, $123,000 was earned by employees under the program.

     For 2001, an Incentive Compensation Program for employees of the Company was established. The Company's President and Secretary/Treasurer and Chief Financial Officer were not included in this program. The program was based on the Company achieving certain revenue and profit targets based on the forecasts approved by the Board of Directors and individually based on the accomplishment of specific personal objectives. For the fiscal year ended December 31, 2001, $109,815 was earned by employees under the program. In addition, the Board of Directors approved bonuses for the President and Secretary/Treasurer and Chief Financial Officer totaling $27,000.

     For 2002, the Incentive Compensation Program established for 2001 will be continued. In adopting the Company's forecasts for the fiscal year ending December 31, 2002, the Board of Directors approved approximately $177,000 to fund this program. This amount includes Executive Officers of the Company, however, bonuses to be awarded Executive Officers, if any, will be at the sole discretion of the Board of Directors.

1993 STOCK OPTION PLAN

     In March 1993, the Board of Directors adopted a Stock Option Plan (the "1993 Plan"). The 1993 Plan was approved by the Company's shareholders in May 1993. The 1993 Plan allows the Board to grant stock options from time to time to employees, officers and directors of the Company and consultants to the Company. The Board has the power to determine at the time the option is granted whether the option will be an Incentive Stock Option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an Incentive Stock Option. However, Incentive Stock Options will only be granted to persons who are employees of the Company. Vesting provisions are determined by the Board at the time options are granted. As originally adopted, after giving effect to subsequent reverse and forward stock splits, the total number of shares of Common Stock subject to options under the 1993 Plan was not to exceed 560,000, subject to adjustment in the event of certain recapitalizations, reorganizations and similar transactions. After that time the Plan was amended on two occasions to increase the number of shares subject to options under the 1993 Plan to 1,300,000, after giving effect to subsequent reverse and forward stock split. The option price must be satisfied by the payment of cash. The Board of Directors may amend the 1993 Plan at any time, provided that the Board may not amend the 1993 Plan to materially increase the benefits accruing to participants under the 1993 Plan, or materially change the eligible classes of participants without shareholder approval. The 1993 Plan will expire in March 2003.

     As of December 31, 2001, options covering 915,000 shares of the Company's Common Stock were outstanding under the 1993 Plan. The options have exercise prices ranging from $2.15 to $2.86 per share. No options were granted in 2001.

2002 STOCK OPTION PLAN

     In April 2002, the Board of Directors adopted the 2002 Stock Option Plan (the "2002 Plan"). The terms of this Plan are described under the heading "APPROVAL OF 2002 STOCK OPTION PLAN" in this Proxy Statement. To date, no options have been granted under the 2002 Plan.

401(k) PLAN

     The Company also maintains a 401(k) employee retirement and savings program (the "401(k) Plan") for its employees. Under the 401(k) Plan, an employee may contribute up to $11,000 of his or her gross annual earnings, subject to a statutory maximum, for investment in one or more funds identified under the plan. During 2001, the Company made matching contributions totaling $36,223 under the 401(k) Plan.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Board of Directors of the Company is of the opinion that, even though the transactions described below were not the result of arms'-length negotiations, the terms of these transactions were at least as favorable to the Company as could have been obtained from an unaffiliated party. All ongoing and future transactions with affiliates will be on terms no less favorable than those which could be obtained from unaffiliated parties.

     Polly, Scatena, Vasheresse & May, a certified public accounting firm of which David Scatena, a Director of the Company, is managing partner, was paid for accounting and other services provided to the Company in the amount of $11,676 for the year ended December 31, 2001.

     Deborah J. Armanino-LeBlanc, the daughter of William J. Armanino, is employed by the Company in the capacity of Director of Sales. Ms. Armanino-LeBlanc received total compensation of $134,256 for the year ended December 31, 2001, of which $9,876 was for automobile reimbursement.

     Robert W. Armanino, the son of William J. Armanino, is employed by the Company in the capacity of Western Regional Sales Manager. Mr. Robert Armanino received total compensation in the amount of $88,466 of which $8,473 was for automobile reimbursement, during 2001.

     Linda A. Armanino, the wife of William J. Armanino, is employed by the Company in the capacity of Senior Administrative Manager. Mrs. Armanino received total compensation of $105,194 for the year ended December 31, 2001. She devotes a minimum of 36 hours per week to the Company.

                       REPORT OF THE AUDIT COMMITTEE

     The Company has a standing Audit Committee (the "Audit Committee") of the Board of Directors. The Audit Committee consists of Messrs. Micek and Barletta, who are independent (as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards) and Mr. Pera, who is not independent. The Audit Committee operates pursuant to a charter (the "Audit Committee Charter") approved and adopted by the Board. The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process.
In fulfilling its oversight responsibilities, the Audit Committee reviewed with Management the audited financial statements and the footnotes thereto in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Audit Committee held four (4) meetings in fiscal 2001.

     The Company's outside independent public accountants, Pritchett, Siler & Hardy, P.C., are responsible for expressing an opinion on the conformity of the Company's audited financial statements in all material respects, to accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed with the independent public accountants their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's independent public accountants under Statement on Auditing Standards 61, as amended by SAS 90. The Company's independent public accountants have expressed the opinion that the Company's audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States. The independent public accountants have full and free access to the Audit Committee.

     The Audit Committee discussed with the Company's independent public accountants their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent accountants' independence required by the Independence Standard Board Standard No. 1.

     The Audit Committee discussed with the Company's independent public accountants the overall scope and plans of the audit. The Audit Committee met with the independent public accountants to discuss the results of their audit, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors the selection of Pritchett, Siler & Hardy, P.C. to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002.

          MEMBERS OF THE AUDIT COMMITTEE

                  John J. Micek, III   Chairman
                  Joseph F. Barletta
                  Edmond J. Pera

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The independent accounting firm of Pritchett, Siler & Hardy, P.C., audited the financial statements of the Company for the year ended December 31, 2001, and has been selected in such capacity for the current fiscal year. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of Pritchett, Siler & Hardy, P.C., the appointment of auditors will be reconsidered by the Board of Directors.

     It is expected that representatives of Pritchett, Siler & Hardy, P.C., will be present at the meeting and will be given an opportunity to make a statement if they desire to do so. It is also expected that the representatives will be available to respond to appropriate questions from shareholders.

     AUDIT FEES. The fees billed for professional services rendered by the independent auditors for the audit of the Company's financial statements for the year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Form 10-QSB's during the last fiscal year amounted to $33,630.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The independent auditors did not provide professional services during 2001 relating to financial information systems design and implementation.

     ALL OTHER FEES. The fees billed by the independent auditors during the fiscal year ended December 31, 2001 for non-audit services rendered amounted to $1,538. These services consisted of attendance at the Annual Shareholder meeting. The Audit Committee has considered the other fees paid to Pritchett, Siler & Hardy, P.C. and concluded that they do not impair the independence of Pritchett, Siler & Hardy, P.C.

                     APPROVAL OF 2002 STOCK OPTION PLAN

     The stockholders are being asked to approve the Armanino Foods of Distinction, Inc. 2002 Stock Option Plan (the "2002 Plan"). The 2002 Plan was adopted by the Board of Directors on April 11, 2002, and became effective on that date, subject to the approval of the stockholders. A total of 160,000 shares have been reserved for issuance under the 2002 Plan. The Board of Directors may amend or terminate the 2002 Plan at any time and for any reason. Amendments require the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     The Board of Directors believes that the option grants under the 2002 Plan will play an important role in the Company's efforts to attract, employ and retain employees, outside directors and consultants.

     The principal terms and provisions of the 2002 Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2002 Plan. A copy of the 2002 Plan is attached to this Proxy Statement as Exhibit A.

     ADMINISTRATION. The Board will administer the 2002 Plan. The 2002 Plan may also be administered by the Board's Compensation Committee or, with respect to optionees who are not executive officers subject to the short-swing profit rules of the federal securities laws, by a secondary committee comprised of one or more Board members.

     The Board (or the Compensation Committee or a secondary committee that may act as the 2002 Plan administrator) has full authority under the 2002 Plan to determine who receives options under the 2002 Plan, the number of shares covered by each granted option, the date or dates options are granted, the maximum term during which the option will remain outstanding, whether the granted option will be an Incentive Stock Option ("ISO") that satisfies the requirements of Section 422 of the Internal Revenue Code (the "Code") or a Non-Statutory Option ("NSO") not intended to meet such requirements, and the remaining provisions of the option grant. The Board (or the Compensation Committee) also has full authority to adopt rules or guidelines to implement the 2002 Plan, and its determinations will be final and binding on all persons.

     ELIGIBILITY. Employees (including officers), consultants and outside directors who render services to the Company are eligible to receive option grants under the 2002 Plan. Employees, outside directors and consultants are eligible for grants of NSOs. Only common-law employees are eligible for the grant of ISOs.

     SECURITIES SUBJECT TO THE NEW PLAN. The maximum number of shares of common stock that may be issued under the 2002 Plan is 160,000 shares. Should an option expire or terminate for any reason prior to exercise in full, then the corresponding number of shares will again become available for the grant of options under the 2002 Plan.

     PRICE AND EXERCISABILITY. The option exercise price per share in the case of an ISO may not be less than 100% of the fair market value of the common stock on the grant date. There is no limitation on the exercise price per share of an NSO.

     The exercise price may be paid in cash or in shares of common stock. Options may also be exercised through a same-day sale program or a same-day pledge program, pursuant to which a designated brokerage firm is to effect the immediate sale or pledge of the shares purchased under the option and pay over to the Company, out of the sale or pledge proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     The Board or the Compensation Committee may at any time offer to buy out an outstanding option for cash or give an optionee the right to surrender his or her option for cash.

     No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee. In no event may any option held by an optionee be exercised after the specified expiration date of the option term.

     VESTING CONDITIONS. As noted above, the Board or the Compensation Committee determines the number of options included in an award as well as the vesting and other conditions. The vesting conditions may be based on the length of the recipient's service, his or her individual performance, the Company's performance or other appropriate criteria.

     Vesting may be accelerated in the event of the recipient's death, disability or retirement or in the event of a change of control with respect to the Company. For purposes of the 2002 Plan, a "change in control" of the Company will be deemed to occur upon any of the following events: (a) the sale, transfer or other disposition of all or substantially all of the Company's assets; (b) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; (c) a change in the composition of the Board over a period of 24 months or less such that two-thirds of the Board members ceases to be comprised of individuals who have either been Board members continuously since the beginning of such period or have been elected or nominated for selection as Board members by a majority of the continuing Board members; or (d) the acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership of more than 50% of the Company's outstanding stock without the Board's recommendation. A change of control will also occur in the event of a liquidation or dissolution of the Company.

     MODIFICATION OF AWARDS. The Board (or the Compensation Committee) is authorized, within the provisions of the 2002 Plan, to modify or extend outstanding options or to exchange new options for outstanding options, including outstanding options with a higher exercise price than the new options.

     CHANGES IN CAPITALIZATION. If any change is made to the common stock issuable under the 2002 Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, then appropriate adjustments will be made to one or more of (a) the number and class of shares issuable under the 2002 Plan, and
(b) the number and class of shares then subject to options previously granted under the 2002 Plan, and (c) the price per share payable upon exercise of each option outstanding under the 2002 Plan.

     FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS. Neither the optionee nor the Company incurs any federal tax consequences as a result of the grant of an option. The optionee has no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company receives no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of common stock on the date of exercise; the Company ordinarily will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of common stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 2002 Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising a NSO. The Company is not entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

     NEW PLAN BENEFITS. Awards under the 2002 Plan are discretionary. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2002 Plan or the benefits that would have been received by such participants if the 2002 Plan had been in effect since the inception of the Company. To date, no grants have been made under the 2002 Plan.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast will be required to approve the 2002 Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2002 STOCK OPTION PLAN.

                DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                FOR THE ANNUAL MEETING TO BE HELD IN MAY 2003

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in May 2003 must be received at the offices of the Company, 30588 San Antonio Street, Hayward, California 94544, no later than December 17, 2002, in order to be included in the Company's proxy statement and proxy relating to that meeting.

     Shareholders intending to bring any business before the Annual Meeting of Shareholders to be held in May 2003 that is not to be included in the Company's proxy statement and proxy related to that meeting must notify the Company, in writing, prior to March 29, 2003, of the business to be presented. Any such notices received after said date will be considered untimely under Rule 14a(c)(1) under the Securities Exchange Act of 1934, as amended.


                                    WILLIAM J. ARMANINO, PRESIDENT

Hayward, California
April 16, 2002

                                  EXHIBIT A

                      ARMANINO FOODS OF DISTINCTION, INC.
                           2002 STOCK OPTION PLAN

                           ARTICLE 1. INTRODUCTION.

     The Plan was adopted by the Board effective April 11, 2002. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for the issuance of Options (which may constitute incentive stock options or nonstatutory stock options).

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Colorado (except their choice-of-law provisions).

                          ARTICLE 2. ADMINISTRATION.

     2.1 Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

           (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

           (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

     If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Committee in the Plan shall be construed as a reference to the Board of Directors if no Committee has been appointed.

     2.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Options under the Plan, (b) determine the type, number, vesting requirements, grant dates and other features and conditions of such Options, (c) grant such Options, (d) interpret the Plan and (e) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     2.3 Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of two or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under
Section 16 of the Exchange Act, may grant Options under the Plan to such Employees and Consultants and may determine all features and conditions of such Options. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

                     ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

     3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options available under the Plan shall not exceed 160,000. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 7.

     3.2 Additional Shares. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options under the Plan. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when other Common Shares are forfeited.

                           ARTICLE 4. ELIGIBILITY.

     4.1 Nonstatutory Stock Options. Only Employees, Outside Directors and Consultants shall be eligible for the grant of NSOs.

     4.2 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

                            ARTICLE 5. OPTIONS.

     5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.
The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

     5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7.

     5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. The granting of an Option shall not impose any obligation on the Optionee to exercise such Option.

     5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company, provided that in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

     5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     5.7 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

     5.8 Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                     ARTICLE 6. PAYMENT FOR OPTION SHARES.

     6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

           (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

           (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

      6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

     6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

     6.5 Other Forms of Payment. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

                   ARTICLE 7. PROTECTION AGAINST DILUTION.

     7.1 Adjustments. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other event affecting shares of the Company occurs, then the number and class of shares to which options are authorized to be granted under this Plan, the number and class of shares then subject to options previously granted under this Plan, and the price per share payable upon exercise of each option outstanding under this Plan shall be adjusted by the Board as it, in its sole discretion, deems appropriate.

     Except as provided in this Article 7, an Optionee shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     7.2 Dissolution or Liquidation. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

     7.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

           (a) The continuation of the outstanding Options by the Company, if the Company is a surviving corporation;

           (b) The assumption of the outstanding Options by the surviving corporation or its parent or subsidiary;

           (c) The substitution by the surviving corporation or its parent or subsidiary of its own Options for the outstanding Options;

           (d) Full exercisability or vesting and accelerated expiration of the outstanding Options; or

           (e) Settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of such Options.

                  ARTICLE 8. DEFERRAL OF DELIVERY OF SHARES.

     The Committee (in its sole discretion) may permit or require an Optionee to have Common Shares that otherwise would be delivered to such Optionee as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Optionee. A deferred compensation account established under this Article 8 may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Optionee and the Company. If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this Article 8.

                    ARTICLE 9. OPTIONS UNDER OTHER PLANS.

     The Company may grant options under other plans or programs.

                      ARTICLE 10. LIMITATION ON RIGHTS.

     10.1 Retention Rights. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

     10.2 Stockholders' Rights. An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Options prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

     10.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

                        ARTICLE 11. WITHHOLDING TAXES.

     11.1 General. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

     11.2 Share Withholding. The Committee may permit an Optionee to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

                        ARTICLE 12. FUTURE OF THE PLAN.

     12.1 Term of the Plan. The Plan, as set forth herein, shall become effective on April 11, 2002, provided the Plan is approved by the shareholders of the Company on that date. The Plan shall remain in effect until it is terminated under Section 12.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

     12.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

     12.3   Indemnification of the Board.   In addition to such other rights
of indemnification as they may have as directors, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after the institution of any such action, suit or proceeding a director shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                          ARTICLE 13. DEFINITIONS.

     13.1 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

     13.2 "Board" means the Company's Board of Directors, as constituted from time to time.

     13.3  "Change in Control" shall mean:

           (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

           (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

           (c) A change in the composition of the Board, as a result of which fewer than 2/3 of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or
(ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

           (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

     A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     13.4  "Code" means the Internal Revenue Code of 1986, as amended.

     13.5  "Committee" means a committee of the Board, as described in Article
2.

     13.6  "Common Share" means one share of the common stock of the Company.

     13.7 "Company" means Armanino Foods of Distinction, Inc., a Colorado corporation.

     13.8 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

     13.9 "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

     13.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     13.11 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

     13.12 "Fair Market Value" means the market price of Common Shares. During such time as the Common Shares are not traded in any securities market, the Fair Market Value shall be determined by the Committee in good faith, using their best judgment. During such time as the Common Shares are traded in a securities market but not listed on an exchange or on The NASDAQ Stock Market, the Fair Market Value per share shall be equal to the average of the highest "bid" price and the lowest "ask" price reported by the securities market in which it is traded. If the Common Shares are listed on an established exchange or The NASDAQ Stock Market, the Fair Market Value shall be the last sale price on such market. If no sale of any Common Shares shall have been made on such date on such market, the Fair Market Value shall be the closing price on the next preceding day on which there was such a sale.

     13.13 "ISO" means an incentive stock option described in Section 422(b) of the Code.

     13.14 "NSO" means a stock option not described in Sections 422 or 423 of the Code.

     13.15 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

     13.16  "Optionee" means an individual or estate who holds an Option.

     13.17 "Outside Director" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

     13.18 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     13.19 "Plan" means this Armanino Foods of Distinction, Inc. 2002 Stock Option Plan, as amended from time to time.

     13.20 "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

     13.21 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                           ARTICLE 14.  EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                              ARMANINO FOODS OF DISTINCTION, INC.,
                                      a Colorado corporation


                              By:/s/ Edmond J. Pera
                              Its: Secretary

P R O X Y
                     ARMANINO FOODS OF DISTINCTION, INC.
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints William J. Armanino with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Armanino Foods of Distinction, Inc. held of record by the undersigned on April 16, 2002, at the Annual Meeting of Shareholders to be held on May 23, 2002, or any adjournment thereof.

    1.   Election of Directors:

         [ ] FOR all nominees listed below (except as marked to the contrary) [ ] WITHHOLD authority to vote for all the nominees listed below:

            William J. Armanino
            John J. Micek, III
            David Scatena
            Tino Barzie
            Joseph F. Barletta
            Edmond J. Pera
            Douglas R. Nichols

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

     2. The ratification of the appointment of Pritchett, Siler & Hardy, P.C., as the Company's independent auditors.

          [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     3.  The approval of the Company's 2002 Stock Option Plan.

          [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     4. To transact such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Dated:  _____________, 2002.
                                  _________________________________________

                                  _________________________________________
                                       Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARMANINO FOODS OF DISTINCTION, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.